SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 28, 1997

                                 KAYE GROUP INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      0-21988                   13-3719772
(State of other jurisdiction        (Commission              IRS Employer
of incorporation)                   File Number)             Identification No.)


                              122 East 42nd Street
                              New York, N.Y. 10168

               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 338-2100





Total number of pages filed including cover and under pages 5

                                 KAYE GROUP INC.

                                      INDEX




Item 5.   Other Events

          Kaye Group Inc. (the "Company") announced on October 28, 1997 the merger of Kaye Holding Corp. into Kaye Group Inc.

          A Press Release announcing the actions described above was issued by the Company on October 28, 1997 and is attached hereto as Exhibit 99.2.

Item 7.   Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

               99.2 Press Release dated October 28, 1997, issued by the Company.






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



                                                                    EXHIBIT 99.2
                                                                     Page 1 of 2

                                 KAYE GROUP INC.
                              122 East 42nd Street
                            New York, New York 10168

================================================================================

NEWS RELEASE                    Contact Person:   Michael P. Sabanos
                                                  Senior Vice President & C.F.O.
                                Phone:            (212) 338 - 2100
FOR IMMEDIATE RELEASE           Fax:              (212) 867 - 0368
                                E-Mail:           SABAM022@KAYEGROUP.COM


                       KAYE GROUP INC. ANNOUNCES MERGER OF
                     KAYE HOLDING CORP. INTO KAYE GROUP INC.


NEW YORK, NEW YORK, October 28, 1997 - KAYE GROUP INC. (NASDAQ-KAYE) today announced that its board of directors unanimously approved a merger of Kaye Holding Corp. into Kaye Group Inc. which will eliminate Kaye International L.P.'s ("KILP") minority interest in Kaye Holding. KILP is Kaye Group Inc.'s largest shareholder. Such approval followed a recommendation of a special committee of the board consisting of independent directors.

The merger is subject to, among other things, the approval of Kaye Group's stockholders. It is expected that such approval will be obtained, and the merger will close prior to year end.

Bruce D. Guthart, President and Chief Executive Officer of Kaye Group Inc. commented, "The merger will simplify financial reporting and make the Companies corporate structure more understandable."

Kaye Group Inc., through its insurance brokerage subsidiaries, procures property/casualty and employee benefits insurance and provides a full range of brokerage and risk management services for commercial clients throughout the country. Through its principal insurance company subsidiary, Old Lyme Insurance Company of Rhode Island, Inc. (A.M. Best rated A- {Excellent}), the Company underwrites property and casualty insurance for certain niche/affinity groups consisting of restaurants, apartment buildings, retail stores, pharmacies, contractors, and other industries.

                                                                    EXHIBIT 99.2
                                                                     Page 2 of 2


                              CAUTIONARY STATEMENT


The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of the Company may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors (which are described in more detail elsewhere in documents filed by the Company with the Securities and Exchange Commission) include, but are not limited to, uncertainties relating to general economic conditions and cyclical industry conditions, uncertainties relating to government and regulatory policies, volatile and unpredictable developments (including storms and catastrophes), the legal environment, the uncertainties of the reserving process and the competitive environment in which the Company operates. The words "believe", "expect", "anticipate", "project", "plan", and similar expressions, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KAYE GROUP INC.


                                               By:    /s/ Michael P. Sabanos
                                                      -----------------------
                                               Name:  Michael P. Sabanos
                                               Title: Senior Vice President &
                                                      Chief Financial Officer



Dated:  November 3, 1997





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